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Exhibit 99.2

H&W DRAFT
SEPTEMBER 27, 2002

SETTLEMENT AGREEMENT

        THIS AGREEMENT is made and entered into as of the    day of September 2002, by and among Titus W. Greene, G. Thomas Cliett, Thomas M. Hontzas and Charles W. Mantooth (collectively, the "Austins Group"), Austins Steaks & Saloon, Inc., a corporation organized and existing under the laws of Delaware (the "Company"), and Victor F. Foti, J. Carson Quarles, Stanley L. Bozeman, Jr., J. Alan Cowart, Paul C. Schorr, III, Roger D. Sack, A. Jones Yorke, Ronald G. Stancill and William E. Proffitt (collectively, the "Incumbent Directors").

        WHEREAS, the Austins Group is currently soliciting written consents from stockholders of the Company to remove certain members of the current Board of Directors of the Company (the "Board"), to replace such members with nominees of the Austins Group, and to repeal certain amendments to the Company's bylaws;

        WHEREAS, the Incumbent Directors are currently soliciting stockholders of the Company not to consent to any proposals of the Austins Group, or to revoke any consents theretofore submitted to the Austins Group (the Austins Group solicitation together with the Incumbent Directors solicitation being hereinafter referred to as the "Consent Solicitation");

        WHEREAS, the Company has sued each member of the Austins Group in federal district court in the Western District of Virginia (the "Court") in connection with actions allegedly taken by such members related to the Consent Solicitation (the "Company Litigation"), and Mr. Foti has sued Mr. Greene in the same court in connection with statements allegedly made by Mr. Greene related to the Consent Solicitation (the "Foti Litigation");

        WHEREAS, all parties hereto recognize and agree that the time commitments and expenses of the Austins Group, the Company and Mr. Foti which are associated with the Consent Solicitation and the related existing and potential litigation are significant and likely to increase should the Consent Solicitation and any such litigation continue; and

        WHEREAS, all parties hereto recognize and agree that the terms of this Agreement, including the immediate settlement of the Consent Solicitation, the Company Litigation and the Foti Litigation, are in the best interests of the Company and all of its stockholders.

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    TERM:

        Unless otherwise expressly provided herein, the term of this Agreement shall be for a period from the date hereof to and including the date of the final adjournment of the 2004 Annual Stockholder Meeting of the Company (the "2004 Annual Meeting"). Upon such adjournment, this Agreement shall terminate.

2.    ACTIONS TO BE TAKEN IMMEDIATELY:

        On or before the fifth business day following the date of this Agreement:

        (a)  the Company and the Austins Group shall agree upon the contents of a press release relating to the terms of this Agreement, which release may be issued after the date of this Agreement;

        (b)  the Company shall pay, in immediately available funds, $125,000 of legal fees and other expenses incurred by the Austins Group in connection with the Consent Solicitation and the Company Litigation to a designee of the Austins Group;

        (c)  the Board shall adopt a resolution to expand the number of directors of the Company from nine to eleven;

        (d)  pursuant to Section 3.08 of the bylaws of the Company, Mr. Foti and Mr. Stancill have volunteered to and shall resign as directors of the Company and as members of any committee of the Board on which they are serving on the date hereof;

        (e)  after the effectiveness of the resignations of Mr. Foti and Mr. Stancill, the Board shall appoint, pursuant to Section 3.08 of the bylaws of the Company, four persons nominated by the Austins Group to fill the four vacancies then existing on the Board;

        (f)    Mr. Quarles shall resign as Chairman of the Board of the Company and shall not thereafter serve as Chairman of the Board during the term of this Agreement;

        (g)  the Board, pursuant to Section 3.09 of the bylaws of the Company, shall remove the current members of the Executive Committee of the Board and the Executive Committee shall cease to exist during the term of this Agreement;

        (h)  the Company and Mr. Foti shall prepare and submit to the Court agreed Orders endorsed by counsel for the Austins Group and Mr. Greene to effectuate the dismissal with prejudice of the Company Litigation and the Foti Litigation; and

        (i)    each party to this Agreement shall terminate all activities and efforts, including those undertaken by others on behalf of a party, related to the solicitation of proxies or consents with regard to any issues or matters related to or addressed by the Consent Solicitation and shall make such filings with the Securities and Exchange Commission as are required in connection with such termination, and no party hereto shall undertake, direct other persons to undertake or participate in a solicitation of other stockholders of the Company during the term of this Agreement in connection with any matter not submitted to a vote of stockholders by the Company or the Board.

3.    ACTIONS TO BE TAKEN AT OR BEFORE THE 2003 ANNUAL MEETING:

        (a)  As soon as practicable following the date of this Agreement but not later than October 11, 2002, the Board shall elect a new Chairman of the Board of the Company and shall reconstitute all committees of the Board, including but not limited to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, such that no less than half of those directors serving on such committees shall be proposed by, or acceptable to, the Austins Group;

        (b)  Mr. Foti shall retire and resign from all positions as an officer or employee of the Company effective not later than the earlier of the date of the 2003 Annual Stockholder Meeting of the Company (the "2003 Annual Meeting") or June 30, 2003 and shall not thereafter serve as an officer or employee of the Company during the term of this Agreement;

        (c)  Mr. Quarles shall cease to serve as a director of the Company, either by not standing for reelection as a director or by resigning as a director pursuant to Section 3.08 of the bylaws of the Company, as of the earlier of the date of the 2003 Annual Meeting or June 30, 2003;

        (d)  In the event that Mr. Quarles resigns as a director prior to the date of the 2003 Annual Meeting, the parties hereto then serving on the Board and any parties bound by the terms hereof pursuant to Section 4(f) shall appoint a person nominated by the Austins Group to fill such vacancy pursuant to Section 3.08 of the bylaws of the Company; and

        (e)  In the event that the Company's payment pursuant to Section 2(b) of this Agreement and any other payment made thereafter by the Company do not reimburse the members of the Austins Group for all legal fees and other expenses incurred in connection with the Consent Solicitation, including the Company Litigation and the Foti Litigation, the Company shall submit to stockholders in the Company's proxy statement for the 2003 Annual Meeting a proposal providing for the reimbursement of all such fees and expenses theretofore unreimbursed by the Company.

4.    OTHER COVENANTS:

        (a)  During the term of this Agreement, the Board shall consist of eleven directors, unless a change in the number of directors is approved by a vote of two-thirds of all directors serving on the Board at the time of such vote (i.e., 8 of 11); provided, however, that the number of directors comprising the Board shall not be fewer than nine during the term of this Agreement;

        (b)  In connection with either the 2003 Annual Meeting or the 2004 Annual Meeting, the Board may, but is not required to, agree by a vote of no less than two-thirds of all directors serving on the Board at the time of such vote upon each of the nominees to be submitted to the stockholders of the Company for election to the Board at the respective upcoming annual meeting;

        (c)  Unless persons are nominated and submitted to stockholders of the Company in accordance with the terms of Section 4(b) hereof for election as directors at either the 2003 Annual Meeting or the 2004 Annual Meeting, the parties hereto then serving on the Board and any parties bound by the terms hereof pursuant to Section 4(f) shall nominate and submit to the stockholders of the Company for election to the Board at such annual meetings and the proxy statement of the Company for such annual meetings shall propose for election to the Board: (i) five persons nominated by the Austins Group and (ii) six persons nominated by the directors then serving on the Board who were not nominated by the Austins Group;

        (d)  In the event that any nominee of the Austins Group serving on the Board pursuant to this Agreement resigns, dies or otherwise ceases to serve on the Board prior to the date of the 2004 Annual Meeting, the parties hereto then serving on the Board and any parties bound by the terms hereof pursuant to Section 4(f) shall appoint another person nominated by the Austins Group to fill such vacancy pursuant to Section 3.08 of the bylaws of the Company, unless (i) such vacancy occurs after the date of the 2003 Annual Meeting and (ii) directors then serving on the Board were nominated and recommended for election at the 2003 Annual Meeting pursuant to Section 4(b) hereof;

        (e)  In the event that any of the Incumbent Directors, or any of their nominees, serving on the Board pursuant to this Agreement resigns, dies or otherwise ceases to serve on the Board prior to the date of the 2004 Annual Meeting, the parties hereto then serving on the Board and any parties bound by the terms hereof pursuant to Section 4(f) shall appoint another person nominated by the Incumbent Directors then remaining on the Board to fill such vacancy pursuant to Section 3.08 of the bylaws of the Company, unless (i) such vacancy occurs after the date of the 2003 Annual Meeting and (ii) directors then serving on the Board were nominated and recommended for election at the 2003 Annual Meeting pursuant to Section 4(b) hereof;

        (f)    In consideration for being nominated for election at an annual meeting of the stockholders of the Company or appointed by the Board to fill a vacancy on the Board, any person who serves on the Board who is not a party to this Agreement shall be obligated to act in accordance with the terms, obligations and covenants of this Agreement;

        (g)  Mr. Foti agrees and covenants not to stand for election to, or serve on, the Board during the term of this Agreement; and

        (h)  Mr. Quarles agrees and covenants not to stand for election to, or serve on, the Board from the time he resigns from or otherwise ceases to serve as a director pursuant to Section 3(c) hereof during the term of this Agreement.

5.    GENERAL WAIVERS AND RELEASES:

        (a)    Waiver and Release.    The consideration received by each party to this Agreement, including the actions taken by other parties hereto pursuant to the terms of this Agreement and the covenants made by other parties to this Agreement, is in full satisfaction of any and all claims that have been or might be made by each such party against one or more other parties hereto where the claim allegedly arose from actions, events or non-occurrences prior to the date hereof relating to matters occurring in connection with the Consent Solicitation and matters relating to the subject matter of the Company Litigation and the Foti Litigation. Each party hereto, for itself, its respective heirs, assigns and agents, generally releases and forever acquits and discharges all other parties, individually and jointly, and any of such party's or parties' respective assigns, successors-in-interest, representatives, executors, officers, directors, stockholders, employees, or agents, of and from any and all actions, causes of action, claims, demands, damages, costs, losses, expenses (including attorneys' fees and costs), of any nature, either known or unknown and whether contingent or liquidated, which arise out of, or are based in whole or part on, any actions, events or non-occurrences prior to the date hereof relating to matters occurring in connection with the Consent Solicitation and matters relating to the subject matter of the Company Litigation and the Foti Litigation.

        (b)    No Admission of Liability.    The parties to this Agreement agree that this Section 5, among other things, constitutes a settlement of disputed claims, and nothing herein shall be an admission of liability by any party hereto.

        (c)    Covenant Not to Sue.    Each party to this Agreement agrees and covenants not to sue, assist in or be a voluntary party to any proceeding against another party hereto (except as may be required by law) concerning claims released and waived in this Section 5.

        (d)    Acknowledgement of Unknown Risks.    Each party to this Agreement acknowledges that there is a risk that, subsequent to the execution of this Agreement, he will incur damage or loss which he deems in some way attributable to prior actions or inactions by another party or parties hereto, but which are unknown and unanticipated at the time this Agreement is signed, or that damages presently known may become progressive, greater or more serious than is now known, expected or anticipated, or that facts alleged in the Company Litigation or the Foti Litigation are found thereafter to be different from the facts now believed by such party to be true. Each party hereto expressly accepts such risks and agrees that this Agreement is and will remain effective notwithstanding such risks, if they materialize. EACH PARTY ASSUMES THE RISKS OF UNKNOWN AND UNANTICIPATED CLAIMS AND AGREES THAT THIS AGREEMENT SHALL APPLY TO ALL UNKNOWN OR UNANTICIPATED RESULTS OF THE ACTIONS, EVENTS AND OCCURRENCES RELATED TO THE CONSENT SOLICITATION, THE COMPANY LITIGATION AND THE FOTI LITIGATION, AS WELL AS THOSE KNOWN AND ANTICIPATED WHICH ARE RELATED TO SUCH MATTERS.

6.    SURVIVAL; INDEMNIFICATION:

        All covenants and warranties made or undertaken by the parties in Section 5 of this Agreement are material, have been relied upon by the parties and shall survive the termination of this Agreement. Each party hereto agrees to indemnify and hold each other party harmless from and against all liabilities, losses, damages or injuries and all reasonable costs and expenses (including, without limitation, costs of any lawsuit and reasonable counsel fees related thereto) suffered or incurred by such other party or parties arising from any misrepresentation or breach of any covenant or warranty of such person contained in Section 5 hereof.

7.    SPECIFIC PERFORMANCE:

        Each of the parties hereto acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that each other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

8.    MISCELLANEOUS:

        (a)  No waiver by any parties hereto of any breach of the terms or conditions contained herein shall be construed as a waiver of any succeeding breach of the same or any other term or condition.

        (b)  This Agreement shall not be assigned in whole or in part by any party hereto.

        (c)  The entire agreement among the parties hereto relating to the matters addressed herein is contained in this Agreement, and there are no other agreements, representations or warranties, oral or otherwise, relating to such matters.

        (d)  The provisions hereof shall bind and inure to the benefit of the parties hereto and their respective representatives, executors, administrators, successors and assigns.

        (e)  This Agreement may be signed and executed in counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement.

        (f)    If any provision of this Agreement shall be, for any reason whatsoever, held invalid or unenforceable, then such provision shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

        (g)  This Agreement is to be construed, and the respective rights of the parties hereto are to be determined, in accordance with the laws of the State of Delaware.

        [SIGNATURES ON THE FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, to become effective on the day and year first above written.

By:
/s/ TITUS W. GREENE
Name:	Titus W. Greene
By:
/s/ G. THOMAS CLIETT
Name:	G. Thomas Cliett
By:
/s/ THOMAS M. HONTZAS
Name:	Thomas M. Hontzas
By:
/s/ CHARLES W. MANTOOTH
Name:	Charles W. Mantooth
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

AUSTINS STEAKS & SALOON, INC.
By:	(SEAL)

Name:

Its:

By:
/s/ VICTOR F. FOTI
Name:	Victor F. Foti, in his individual capacity
By his signature hereto, Victor F. Foti agrees to be bound by the terms of this Agreement, although he did not vote in favor of the resolution by the Board of Directors to approve this agreement.
By:
/s/ J. CARSON QUARLES
Name:	J. Carson Quarles, in his individual capacity
By his signature hereto, J. Carson Quarles agrees to be bound by the terms of this Agreement, although he did not vote in favor of the resolution by the Board of Directors to approve this agreement.
By:
/s/ STANLEY L. BOZEMAN, JR.
Name:	Stanley L. Bozeman, Jr., in his individual capacity
By his signature hereto, Stanley L. Bozeman, Jr. agrees to be bound by the terms of this Agreement, although he did not vote in favor of the resolution by the Board of Directors to approve this agreement.
By:
/s/ J. ALAN COWART
Name:	J. Alan Cowart
By:
/s/ PAUL C. SCHORR, III
Name:	Paul C. Schorr, III
By:
/s/ ROGER D. SACK
Name:	Roger D. Sack
By:
/s/ A. JONES YORKE
Name:	A. Jones Yorke
By:
/s/ RONALD G. STANCILL
Name:	Ronald G. Stancill
By:
/s/ WILLIAM E. PROFFITT
Name:	William E. Proffitt

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  Exhibit 99.2